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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

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ARES CAPITAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Ares Capital Corporation

780 Third Avenue, 46th Floor
New York, NY 10017

April 26, 2005

Dear Stockholder:

        You are cordially invited to attend the 2005 Annual Meeting of Stockholders (the "Annual Meeting") of Ares Capital Corporation (the "Company") to be held on May 24, 2005 at 9:30 a.m., Pacific Coast Time, at The Westin Century Plaza Hotel, 2025 Avenue of the Stars, Los Angeles, California 90067.

        The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the 2005 Annual Meeting. At the meeting, you will be asked to elect a director of the Company and to ratify the selection of KPMG LLP as the Company's independent registered public accounting firm.

        Your vote is important regardless of the number of shares you own. We urge you to sign, date and mail the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

        On behalf of your board of directors, thank you for your continued interest and support.

                      Sincerely,

                      Bennett Rosenthal
                       Co-Chairman of the Board

Ares Capital Corporation

780 Third Avenue, 46th Floor
New York, NY 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 24, 2005

To the Stockholders of Ares Capital Corporation:

        Notice is hereby given that the 2005 Annual Meeting of the Stockholders (the "2005 Annual Meeting" or "Annual Meeting") of Ares Capital Corporation, a Maryland corporation (the "Company"), will be held on May 24, 2005 at 9:30 a.m., Pacific Coast Time, at The Westin Century Plaza Hotel, 2025 Avenue of the Stars, Los Angeles, California 90067, for the following purposes:

  1.
  To elect a director to serve for a term of three years, or until his successor is duly elected and qualifies;

  2.
  To consider and vote upon the ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2005;

  3.
  To consider and take action upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

        Only the holders of record of shares of common stock of the Company at the close of business on April 25, 2005 will be entitled to receive notice of and vote at the meeting.

        It is important to your interests that all stockholders participate in the affairs of the Company, regardless of the number of shares you own. Accordingly, the Company urges you promptly to fill out, sign and return the enclosed proxy even if you plan to attend the meeting. Instructions are shown on the proxy card. You have the option to revoke the proxy at any time prior to the meeting, or to vote your shares personally on request if you attend the meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

                      By Order of the Board of Directors,

                      Bennett Rosenthal
                       Co-Chairman of the Board of Directors

Los Angeles, California
April 26, 2005

Ares Capital Corporation

780 Third Avenue, 46th Floor
New York, NY 10017

Proxy Statement
2005 Annual Meeting of Stockholders

        The proxy that accompanies this statement is being solicited by the board of directors of Ares Capital Corporation, a Maryland corporation (the "Company," "we," "us" or "our"), for use at the 2005 Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 24, 2005 at 9:30 a.m., Pacific Coast Time, at The Westin Century Plaza Hotel, 2025 Avenue of the Stars, Los Angeles, California 90067, or at any adjournment or postponement thereof. This proxy statement, the accompanying proxy card and the Company's Annual Report on Form 10-K, which includes audited financial statements for the year ended December 31, 2004, are first being sent to the Company's stockholders on or about April 27, 2005.

        Any stockholder "of record" (i.e., you hold shares directly in your name) giving a valid proxy for the Annual Meeting may revoke it before it is exercised by giving a later dated properly executed proxy, by giving notice of revocation to the Company in writing or at the Annual Meeting or by attending the Annual Meeting and voting in person. However, the mere presence at the Annual Meeting of the stockholder does not revoke the proxy. If your shares are held for your account by a broker, bank or other institution or nominee, you may vote such shares at the meeting only if you obtain proper written authority from your institution or nominee and present it at the meeting. Unless revoked as stated above, the shares of common stock represented by valid proxies will be voted on all matters to be acted upon at the Annual Meeting. With respect to the election of directors, proxies cannot be voted for a greater number of persons than the number of nominees named.

        On any matter or matters with respect to which the proxy contains instructions for voting, the votes entitled to be cast by such shares will be cast in accordance with such instructions. If no specification is made, the votes entitled to be cast by such shares will be cast FOR the election of the one director nominee and FOR the ratification of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2005.

        The board of directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxies to vote in accordance with their discretion on such matters. The stockholders of the Company have no dissenter's or appraisal rights in connection with either of the proposals described herein.

        The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 25, 2005. As of April 25, 2005, there were 23,168,595 shares of common stock outstanding. Each share of common stock has one vote. The presence, in person or by proxy, of the holders of shares of stock of the Company entitled to cast a majority of the votes entitled to be cast, shall constitute a quorum for the purposes of the Annual Meeting. If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

        Abstentions and broker non-votes, where a broker proxy indicates that the nominee has not received instructions on a particular proposal and does not have discretionary authority to vote the shares on such proposal, will be deemed to be present for the purpose of determining a quorum for the Annual Meeting. However, abstentions are counted as votes not cast. As a result, the effect of an abstention will be the same as a vote against Proposal 1 because an absolute majority of affirmative votes is required under the Company's Bylaws to approve Proposal 1 (to elect a director to serve for a term of three years, or until his successor is duly elected and qualified), but will have no effect on Proposal 2 because the affirmative vote of a majority of the votes cast at the Annual Meeting is required under the Company's Bylaws to approve Proposal 2 (to ratify the selection of KPMG LLP as the Company's independent registered public accounting firm).

        We will bear the cost of solicitation of proxies in the form accompanying this statement. Proxies will be solicited by mail or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock held of record by such brokers, custodians, nominees or fiduciaries, each of whom we will reimburse for its expenses in so doing. In addition to the use of mail, officers of the Company may solicit proxies by telephone or telecopy. The Company has engaged the services of Computershare Investor Services, LLC for the purpose of assisting in the solicitation of proxies (including broker search and delivery services) at a cost of approximately $1,300 plus reimbursement of certain expenses.

PROPOSAL 1: ELECTION OF DIRECTOR

        Under our Charter ("Charter") and Amended and Restated Bylaws ("Bylaws") (together, our "Charter Documents"), our directors are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

        The term of Douglas E. Coltharp, the only Class I director, will expire at the 2005 Annual Meeting, and he has been nominated by the Nominating Committee of the Board of Directors, in accordance with our Bylaws, to stand for re-election at the Annual Meeting and to hold office until the annual meeting to be held in 2008. Our Charter Documents provide that directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding entitled to vote in such election. Therefore, the affirmative vote of a majority of the shares of common stock outstanding as of the record date is required to elect Mr. Coltharp as a director of the Company for the term for which he has been nominated.

        A stockholder can vote for or withhold his or her vote from such nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominee named below. If the nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated as a replacement. The board of directors has no reason to believe that the nominee will be unable or unwilling to serve.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF DOUGLAS E. COLTHARP AS A DIRECTOR OF THE COMPANY FOR THE TERM FOR WHICH HE HAS BEEN NOMINATED.

Information about the Director Nominee, the Directors and the Executive Officers

        The following information as of April 25, 2005 was furnished to the Company by the director nominee and each currently serving director and executive officer, and sets forth the name, age, principal occupation or employment of each such person, all positions and offices such director nominee, director or executive officer has held with the Company, and the period during which he or she has served as a director or executive officer of the Company. Mr. Coltharp has not been proposed for election, nor has any director or executive officer of the Company been selected as a director or officer of the Company, pursuant to any agreement or understanding with the Company or any other person.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director
Nominee for Independent Class I Director—Term Expiring in 2008
Douglas E. Coltharp, 43	Director	Class I Director since 2004; Term expires 2005	Executive Vice President and Chief Financial Officer of Saks Incorporated (NYSE "SKS") since November 1996.	None(3)
Independent Directors
Robert L. Rosen, 58	Director	Class II Director since 2004; Term expires 2006	Co-Managing Partner of Dolphin Domestic Fund II, a diversified private investment partnership that invests primarily in publicly-traded North American companies. CEO from 1998 to 2000 and Chairman until January 2002 of National Financial Partners, an independent distributor of financial services to high net worth individuals and small to medium-sized corporations, founded by Mr. Rosen in 1998.	None(3)
Eric B. Siegel, 47	Director	Class III Director since 2004; Term expires 2007	Since 1995, Mr. Siegel has been a business consultant.	None(3)	El Paso Electric Company and Kerzner International Limited
Interested Directors
Antony P. Ressler, 44(2)	Director and Co-Chairman	Class III Director since 2004; Term expires 2007	Founding member of Ares Partners Management Company LLC and its affiliated companies, including Ares Management LLC (collectively "Ares") and serves in the Ares Private Equity Group and as a Senior Advisor to the Ares Capital Markets Group.	None(3)	Allied Waste Industries, Inc. and Samsonite Corporation

Bennett Rosenthal, 41(2)	Director and Co-Chairman	Class II Director since 2004; Term expires 2006	Founding member of Ares and serves in the Ares Private Equity Group and as a Senior Advisor to the Ares Capital Markets Group.	None(3)
Executive Officers
Michael J. Arougheti, 32	President	Since 2004; Indefinite term	Member of the investment committee of Ares Capital Management LLC, the Company's investment adviser. From October 2001 until joining Ares in May 2004, Managing Partner of Principal Finance Group of RBC Capital Partners and a member of its Mezzanine Investment Committee. Principal of Indosuez Capital responsible for originating, structuring and executing leveraged transactions prior to October 2001.
Kevin A. Frankel, 43	Chief Compliance Officer and Secretary	Since 2004; Indefinite term
General Counsel of Ares since April 2003. Senior Vice President—Business Development and General Counsel of RiverOne, Inc., a company providing supply chain management software and services from 2000 to 2003. Prior to that, Senior Vice President—Operations and General Counsel of Aurora National Life Assurance Company.
Merritt S. Hooper, 43	Vice President of Investor Relations and Treasurer	Since 2004; Indefinite term	Senior investment analyst in the Capital Markets Group and is also the Director of Investor Relations for all Ares funds
Daniel F. Nguyen, 33	Chief Financial Officer	Since 2004; Indefinite term	Chief Financial Officer of Ares since 2003. Prior to that Mr. Nguyen served as Director of Accounting & Operations at Ares.

(1)
The business address of the director nominee and each director and executive officer is c/o Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

(2)
Such director is an "interested person" of the Company as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of Ares Capital Management LLC, the Company's investment adviser, and is a member of Ares Partners, the parent of Ares Management LLC, the managing member of the investment adviser.

(3)
Other than the Company.

Information about Independent Directors

        Douglas E. Coltharp, 43, has served as a director of the Company since 2004. He joined Saks Incorporated as Executive Vice President and Chief Financial Officer in November 1996. Saks Incorporated (NYSE "SKS") is comprised of two business segments, Saks Department Store Group, which operates 241 department stores under various nameplates in 24 states and Saks Fifth Avenue Enterprises, which operates Saks Fifth Avenue luxury department stores (62 stores in 26 states) and Off 5th Saks Fifth Avenue Outlet (53 stores in 23 states). Prior to joining Saks Incorporated Mr. Coltharp spent ten years in the Corporate Finance Department of Bank of America, most recently as Senior Vice President and head of the Southeast Corporate Finance Group headquartered in Atlanta. Mr. Coltharp holds a B.S. in Finance and Economics from Lehigh University in Bethlehem, Pennsylvania and an M.B.A. from the Wharton School, University of Pennsylvania, in Philadelphia, Pennsylvania. Mr. Coltharp also serves on the Boards of Directors of Stratus Technologies, Inc. and Under Armour, Inc.

        Robert L. Rosen, 58, has served as a director of the Company since 2004. He currently serves as co-Managing Partner of Dolphin Domestic Fund II, a diversified private investment partnership that invests primarily in publicly-traded North American companies. In 1998, Mr. Rosen founded National Financial Partners ("NFP"), an independent distributor of financial services to high net worth individuals and small to medium-sized corporations. He served as NFP's CEO from 1998 to 2000 and as its Chairman until January 2002. From 1987 to the present, Mr. Rosen has been CEO of RLR Partners, LLC, a private investment firm with interests in financial services, healthcare, media and multi-industry companies. From 1989 to 1993 Mr. Rosen was Chairman and CEO of Damon Corporation, a leading healthcare and laboratory testing company that was ultimately sold to Quest Diagnostics. From 1983 to 1987, Mr. Rosen was Vice Chairman of Maxxam Group. Prior to that, Mr. Rosen spent twelve years at Shearson American Express in positions in research, investment banking and senior management, and for two years was Assistant to Sanford Weill, the then Chairman and CEO of Shearson. Mr. Rosen holds an MBA in finance from NYU's Stern School.

        Eric B. Siegel, 47, has served as a director of the Company since 2004. He currently serves as Chairman of the Executive Committee of El Paso Electric Company, an NYSE publicly traded utility company. Since 1995, Mr. Siegel has been a business consultant, and is currently a member of the Board of Directors of Kerzner International Limited, an NYSE publicly traded company that develops and operates destination casino resorts, luxury resort hotels and gaming properties worldwide. He is the Chairman of the Audit and Compensation Committees at Kerzner International. Mr. Siegel is a retired limited partner of Apollo Advisors, L.P. and Lion Advisors, L.P. Mr. Siegel is also a member of the Board of Trustees of the Marlborough School, where he also serves as Finance Chair, a member of the Board of Directors and Treasurer of the Friends of the Los Angeles Free Clinic and a board member and Vice-President, Finance, of Reprise! Broadway's Best, a non-profit theatre organization. Mr. Siegel holds his Bachelor of Arts degree Summa Cum Laude and law degree Order of the Coif from the University of California at Los Angeles.

Information about Interested Directors

        Bennett Rosenthal, 41, has served as a Co-Chairman and director of the Company since 2004, and is a founding member of Ares Partners Management Company LLC ("Ares Partners") and its affiliated companies, including Ares Management LLC (collectively, referred to as "Ares") and serves in the Ares Private Equity Group and as a Senior Advisor to the Ares Capital Markets Group. Since 1998, Mr. Rosenthal has also overseen all of Ares' mezzanine debt investments. Prior to joining Ares, Mr. Rosenthal was a Managing Director in the Global Leveraged Finance Group of Merrill Lynch and was responsible for originating, structuring and negotiating many leveraged loan and high yield financings. Mr. Rosenthal was also a senior member of Merrill Lynch's Leveraged Transaction Commitment Committee. His transaction experience is both acquisition and non-acquisition related across a broad range of industries including retail, telecommunications, media, healthcare, financial services and consumer products. Mr. Rosenthal is a member of the following Boards of Directors: Douglas Dynamics, LLC, Maidenform Brands, Inc., Marietta Corporation, Tinnerman Palnut Engineered Products, LLC, National Bedding Company LLC, Sleepmaster, LLC and AmeriQual Group, LLC. Mr. Rosenthal graduated summa cum laude with a BS in Economics from the University of Pennsylvania's Wharton School of Business where he also received his MBA with distinction.

        Antony P. Ressler, 44, has served as a Co-Chairman and director of the Company since 2004. Mr. Ressler founded Ares in 1997 and serves in the Ares Private Equity Group and as a Senior Advisor to the Ares Capital Markets Group. Mr. Ressler also serves as an Investment Committee member on all Ares funds. Prior to that, he was a co-founder of Apollo Management, L.P. in 1990 where he oversaw and led capital markets activities from inception until 2001, focusing particularly on distressed and private equity investment opportunities originating as a result of day-to-day involvement in the capital markets. Prior to 1990, Mr. Ressler served as a Senior Vice President in the High Yield Bond Department of Drexel Burnham Lambert Incorporated, with responsibility for the New Issue/Syndicate Desk. Mr. Ressler serves on several boards of directors including: Allied Waste Industries, Inc., Samsonite Corporation and several private companies. Mr. Ressler also serves on the Boards of Directors of the Alliance for College Ready Public Schools and the Los Angeles County Museum of Art, as well as the Board of Trustees of the Center for Early Education. Mr. Ressler is also one of the founding members of the Board of Directors of the Painted Turtle Camp, the Southern California chapter of The Hole in the Wall Gang Camps created to serve children dealing with chronic and life threatening illnesses by creating memorable, old-fashioned camping experiences. Mr. Ressler received his BSFS from Georgetown University's School of Foreign Service and received his MBA from Columbia University's Graduate School of Business.

Information about Executive Officers

        Michael J. Arougheti, 32, is President of the Company and joined Ares in May 2004. Prior to that time, Mr. Arougheti was employed by Royal Bank of Canada, where he was a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of the firm's Mezzanine Investment Committee. At RBC Capital Partners, Mr. Arougheti oversaw an investment team that originated, managed and monitored a diverse portfolio of middle market leveraged loans, senior and junior subordinated debt, preferred equity, and common stock and warrants on behalf of RBC and other third-party institutional investors. Mr. Arougheti joined Royal Bank of Canada in October 2001 from Indosuez Capital, where he was a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. Mr. Arougheti sat on the firm's Investment Committee and was also active in the firm's private equity fund investment and fund of funds program. Prior to joining Indosuez in 1994, Mr. Arougheti worked at Kidder Peabody & Co., where he was a member of the firm's Mergers and Acquisitions Group advising clients in various industries, including natural resources, pharmaceuticals and consumer products. Mr. Arougheti has extensive experience in leveraged finance, including senior bank loans, mezzanine debt and private equity. He has worked on a range of transactions for companies in the consumer products, manufacturing, healthcare, retail and technology industries. Mr. Arougheti received a B.A. in Ethics, Politics and Economics, cum laude, from Yale University.

        Kevin A. Frankel, 43, has served as Chief Compliance Officer and Secretary of the Company since 2004. Mr. Frankel joined Ares as General Counsel in April 2003. From 2000 to 2002, Mr. Frankel was with RiverOne, Inc., a company providing supply chain management software and services, most recently as Senior Vice President—Business Development and General Counsel. From 1995 to 2000, Mr. Frankel was with Aurora National Life Assurance Company, most recently as Senior Vice President-Operations and General Counsel. From 1986-1995, Mr. Frankel was with the law firm of Irell & Manella, most recently as a partner, resident in its corporate securities group and specializing in mergers and acquisitions. Mr. Frankel received his JD in 1986 from the UCLA School of Law, where he was awarded a John M. Olin Fellowship in Law and Economics for academic achievement and graduated Order of the Coif. He received his BA from UCLA in 1983.

        Merritt S. Hooper, 43, has served as Vice President of Investor Relations and Treasurer of the Company since 2004. Ms. Hooper is a co-founder of Ares and was associated with Lion Advisors, L.P. from 1991 to 1997, where Ms. Hooper worked as a senior credit analyst participating in both portfolio management and strategy. Ms. Hooper functions as a senior investment analyst in the Capital Markets Group and is also the Director of Investor Relations for all Ares funds. From 1987 until 1991, Ms. Hooper was with Columbia Savings and Loan, most recently as Vice President in the Investment Management Division. Ms. Hooper serves on the executive and investment boards of Cedars-Sinai Medical Center in Los Angeles. Ms. Hooper graduated from the University of California at Los Angeles (UCLA) with a BA in Mathematics and received her MBA in Finance from UCLA's Anderson School of Management.

        Daniel F. Nguyen, 33, has served as Chief Financial Officer of the Company since 2004 and joined Ares in August 2000. From 1996 to 2000, Mr. Nguyen was with Arthur Andersen LLP, where he was in charge of conducting business audits on numerous financial clients, performing due diligence investigation of potential mergers and acquisitions, and analyzing changes in accounting guidelines for derivatives. At Arthur Andersen LLP, Mr. Nguyen also focused on treasury risk management and on mortgage-backed securities and other types of structured financing. Mr. Nguyen graduated with a BS in Accounting from the University of Southern California's Leventhal School of Accounting and received his MBA in Global Business from Pepperdine University's Graziadio School of Business and Management. Mr. Nguyen also studied European business environment at Oxford University in England as part of the MBA curriculum. Mr. Nguyen is a Certified Public Accountant.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth, as of April 25, 2005, the number of shares of the Company's common stock beneficially owned by each of its current directors and executive officers and all directors and executive officers as a group, according to information furnished to the Company by such persons.

        Beneficial ownership is determined in accordance with the rules of the Commission and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13D, Schedule 13G or other filings by such persons with the Securities and Exchange Commission (the "Commission") and other information obtained from such persons.

        The address for each of the directors and executive officers is c/o Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Beneficial Owners of more than 5%:	None
Directors and Executive Officers:
Interested Directors
Antony P. Ressler	666,667	(2)	2.9%
Bennett Rosenthal	None
Independent Directors
L. Douglas E. Coltharp	None
Robert L. Rosen	None
Eric B. Siegel	None
Executive Officers
Michael J. Arougheti	None
Daniel F. Nguyen	None
Kevin A. Frankel	None
Merritt S. Hooper	None
All Directors and Executive Officers as a Group (9 persons)	666,667	(2)	2.9%

(1)
Based on 23,168,595 shares of common stock outstanding as of April 25, 2005.

(2)
Owned of record by Ares Management LLC. Antony P. Ressler is the manager of Ares Partners Management Company LLC. Ares Partners Management Company LLC and its wholly owned subsidiary, Ares Management, Inc., the manager of Ares Management LLC, are the only members of Ares Management LLC. Under applicable law, Mr. Ressler and his spouse may be deemed to be beneficial owners of securities owned of record by Ares Management LLC by virtue of such status. Each of Mr. Ressler and Mr. Ressler's spouse disclaims beneficial ownership of all such shares. The Company believes that Mr. Ressler has shared voting and investment power with respect to such shares.

DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS

        The following table sets forth the dollar range of our equity securities beneficially owned by the director nominee and each of our other directors as of April 25, 2005. We are not part of a "family of investment companies," as the term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)(3)
Independent directors
Douglas E. Coltharp	None
Robert L. Rosen	None
Eric B. Siegel	None
Interested directors
Antony P. Ressler(2)	Over $100,000
Bennett Rosenthal	None

(1)
The dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

(2)
Reflects shares owned of record by Ares Management LLC. See footnote (2) in the table above.

(3)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Pursuant to Section 16(a) of the Securities Exchange Act, the Company's directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the Commission and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely upon a review of Forms 3, 4 and 5 filed by such persons, the Company believes that each of its officers and directors and any persons holding 10% or more of its common stock, complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 2004.

COMMITTEES OF THE BOARD OF DIRECTORS

Organization and Compensation of the Board of Directors

        Our board of directors has established an audit committee and a nominating committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. During 2004, the board of directors held seven formal meetings. All directors attended at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they served. The audit committee held four formal meetings during 2004, and the nominating committee held one formal meeting during 2004. The Company encourages, but does not require, the directors to attend the Company's annual meeting of its stockholders.

Audit Committee

        The members of the audit committee are Messrs. Coltharp, Rosen and Siegel, each of whom is independent for purposes of the 1940 Act and The NASDAQ National Market corporate governance regulations. Mr. Coltharp serves as chairman of the audit committee. The board of directors has adopted a charter for the audit committee, which is attached hereto as Exhibit A to this proxy statement. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. Where appropriate, the board of directors and the audit committee may utilize the services of an independent valuation firm to help them determine the fair value of these securities. Our board of directors has determined that Douglas E. Coltharp is an "audit committee financial expert" (as defined in Item 401 of Regulation S-K).

Nominating Committee

        The members of the nominating committee are Messrs. Coltharp, Rosen and Siegel, each of whom is independent for purposes of the 1940 Act and The NASDAQ National Market corporate governance regulations. Mr. Siegel serves as chairman of the nominating committee. Our board of directors has adopted a charter for the nominating committee, which is attached hereto as Exhibit B to this proxy statement. The nominating committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

        The nominating committee's policy is to identify potential nominees based on suggestions from the President of the Company, members of the nominating committee, other members of the board of directors, other executive officers, and stockholders and by other means, and to evaluate such persons as a committee. In addition, from time to time, the board of directors may determine that it requires a director with a particular expertise or qualification and will actively recruit such a candidate.

        Qualified candidates for membership on the board of directors will be considered without regard to race, color, creed, religion, national origin, age, gender, sexual orientation or disability. The nominating committee will review and evaluate each candidate's character, judgment, skills (including financial literacy), background, experience and other qualifications (without regard to whether a nominee has been recommended by the Company's stockholders), as well as the overall composition of the board of directors, and recommend to the board of directors for its approval the slate of directors to be nominated for election at the annual meeting of the Company's stockholders.

        In considering possible candidates for election as a director, the nominating committee takes into account, in addition to such other factors as it shall deem relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

  •
  have sufficient time available to devote to the affairs of the Company;

  •
  are able to work with the other members of the Board and contribute to the success of the Company;

  •
  can represent the long-term interests of the Company' stockholders as a whole; and

  •
  are selected such that the Board represents a range of backgrounds and experience.

        The nominating committee also considers all applicable legal and regulatory requirements that govern the composition of the board of directors.

        The nominating committee may consider recommendations for nomination of directors from our stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by our Bylaws) and received at our principal executive offices not earlier than 150 days nor fewer than 120 days in advance of the first anniversary of the date on which we first mailed our proxy materials for the previous year's annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting nor later than the later of (i) the 120th day prior to the date of such annual meeting or (ii) the 10th day following the day on which public announcement of such meeting date is first made.

        In addition to information regarding the nominating stockholder as set forth in the Company's Bylaws, a stockholder's notice shall set forth as to each individual whom the stockholder proposes to nominate for election or reelection as a director:

  •
  the name, age, business address and residence address of such individual;

  •
  the class, series and number of any shares of stock of the Company that are beneficially owned by such individual;

  •
  the date such shares were acquired and the investment intent of such acquisition;

  •
  whether such stockholder believes any such individual is, or is not, an "interested person" of the Company, as defined in the 1940 Act or is, or is not, "independent" as set forth in the requirements established by the NASDAQ National Market or any other exchange or automated quotation service on which the Company's securities are listed, and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Company, to make either such determination; and

  •
  all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act of 1934 (the "Exchange Act") (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

        All nominees properly submitted to the Company (or which the nominating committee otherwise elects to consider) will be evaluated and considered by the members of the nominating committee using the same criteria as nominees identified by the nominating committee itself.

Compensation Committee

        We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Communications Between Stockholders and Board of Directors

        The board of directors welcomes communications from the Company's stockholders. Stockholders may send communications to the board of directors, or to any particular director, to the following address: c/o Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

Code of Conduct

        The Company has adopted a code of conduct which applies to, among others, its senior officers, including its President and its Chief Financial Officer, as well as every employee of the Company. The Company's code can be accessed via the Commission's Internet site at http://www.sec.gov. Our code of conduct is filed as Exhibit 99.2 to Form 8-K, filed with the Commission on October 12, 2004. The Company intends to disclose any amendments to or waivers of required provisions of the code on Form 8-K.

COMPENSATION TABLE

        The following table shows information regarding the compensation anticipated to be received by the directors, none of which is an employee of the Company, for the fiscal year ending December 31, 2005. No compensation is paid to directors who are "interested persons." No information has been provided with respect to executive officers of the Company, since our executive officers do not receive any direct compensation from us

Name	Aggregate compensation from the Company(1)(3)	Pension or retirement benefits accrued as part of our expenses(2)	Total compensation from Fund and Fund Complex paid to directors
Independent directors
Douglas E. Coltharp	$78,500	None	$78,500
Robert L. Rosen	$73,500	None	$73,500
Eric B. Siegel	$75,500	None	$75,500
Interested directors
Antony P. Ressler	None	None	None
Bennett Rosenthal	None	None	None

(1)
For a discussion of the independent directors' compensation, see below.

(2)
We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(3)
Since we have not yet completed our first full year since our organization, aggregate compensation information is furnished for the current fiscal year ending December 31, 2005 and includes estimated future payments.

        The independent directors receive an annual fee of $50,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and will receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $5,000 and each chairman of any other committee receives an annual fee of $2,000 for their additional services in these capacities. In addition, we have purchased directors' and officers' liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors' fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We are party to an investment advisory and management agreement with Ares Capital Management LLC, whose sole member is Ares Management LLC, an entity in which our senior management and our co-chairmen of the board have ownership and financial interests. Our senior management also serve as principals of other investment managers affiliated with Ares Management LLC that may in the future manage investment funds with investment objectives similar to ours. In addition, certain of our executive officers and directors and the members of the investment committee of our investment adviser, Ares Capital Management LLC, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Ares Management LLC. However, our investment adviser and other members of Ares intend to allocate investment opportunities in a fair and equitable manner that meet our investment objectives and strategies so that we are not disadvantaged in relation to any other client. The address of Ares Capital Management LLC is 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

        Pursuant to the terms of the administration agreement, Ares Technical Administration, LLC provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Ares Management LLC is the sole member of and controls Ares Technical Administration, LLC. The address of Ares Technical Administration, LLC is 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

        We have also entered into a license agreement with Ares pursuant to which Ares has agreed to grant us a non-exclusive, royalty-free license to use the name "Ares." Under this agreement, we will have a right to use the Ares name, for so long as Ares Capital Management LLC or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the "Ares" name. This license agreement will remain in effect for so long as the investment advisory and management agreement with our investment adviser is in effect.

        In connection with our initial public offering, our investment adviser paid to underwriters, on our behalf, an additional sales load of $2,475,000. This amount accrues interest at a variable rate that adjusts quarterly equal to the three-month LIBOR plus 2.00% per annum. As of January 31, 2005, three-month LIBOR was approximately 2.75%. We are obligated to repay this amount, together with accrued interest upon the occurrence of one or more of the following events on or before October 8, 2007: (a) if during any four calendar quarter period ending on or after October 8, 2005, the sum of (i) our aggregate distributions to our stockholders and (ii) our change in net assets (defined as total assets less indebtedness) equals or exceeds 7.0% of our net assets at the beginning of such period (as adjusted for any share issuances or repurchases) or (b) upon our liquidation. If one or more of the above events does not occur on or before October 8, 2007, we will not be obligated to repay this amount.

        As a result of regulatory restrictions, we are not permitted to invest in any portfolio company in which Ares or any affiliate currently has an investment. However, we intend to apply for an exemptive order from the Commission that would permit us, subject to certain terms and conditions, to co-invest with funds managed by Ares (other than Ares Corporate Opportunities Fund, L.P., or "ACOF"). Assuming receipt of a favorable exemptive order from the Commission, we anticipate that, subject to certain terms and conditions, funds managed by Ares (other than ACOF) may co-invest in the same portfolio companies as the Company due to similarities in certain of their investment strategies. Such co-investments will be on terms and conditions that are the same in all material respects, subject to the availability of capital for investment on the part of the Company and each such Ares fund and certain other considerations. There is no assurance that the application for exemptive relief will be granted by the Commission. Accordingly, we cannot assure you that the Company will be permitted to co-invest with funds managed by Ares.

        Ares Leveraged Investment Fund II, L.P., a company affiliated with Ares, owns less than 5% of the limited partnership interests of Dolphin Domestic Fund II, a fund for which one of our independent directors, Robert L. Rosen, serves as a co-Managing Partner.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The audit committee of the board of directors has selected KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2005. The decision to retain KPMG LLP is subject to ratification or rejection by the stockholders of the Company.

        KPMG LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its subsidiaries.

        The Company expects that a representative of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.

        The Company engaged KPMG LLP to act as its independent auditors during 2004.

FEES PAID TO KPMG LLP FOR 2004

        The following are aggregate fees billed to the Company by KPMG LLP during 2004:

Fiscal Year Ended December 31, 2004
Audit Fees	$17,000
Audit-Related Fees	$11,337
Tax Fees	$—
All Other Fees	$—

Total Fees	$28,337

  Audit Fees

        Audit fees consist of fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings.

  Audit Related Fees

        Audit-related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees."

  Tax Fees

        Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

  All Other Fees

        All other fees consist of fees for products and services other than the services reported above.

        The charter of the audit committee requires that the audit committee pre-approve all auditing services and permitted non-audit services provided to Corporation by KPMG LLP, provided, however, to the extent permitted by applicable laws, regulations and NASDAQ rules, the audit committee may delegate pre-approval of audit and non-audit services to one or more members of the audit committee. Such member(s) must then report to the full audit committee at its next scheduled meeting if such member(s) pre-approved any audit or permitted non-audit services. Further, the foregoing pre-approval policy may be waived, with respect to the provision of any non-audit services, consistent with the exceptions provided for in the federal securities laws. All of the audit and audit-related services provided by KPMG LLP for the fiscal year ended December 31, 2004 were pre-approved by the audit committee.

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any such filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

REPORT OF THE AUDIT COMMITTEE

        Our role is to assist the board of directors in fulfilling its oversight responsibilities by (i) overseeing the Company's accounting and financial reporting processes and the audits of the Company's financial statements, and (ii) reviewing the financial reports and other financial information provided by the Company to the public. However, it is not our duty to plan or conduct the audits or to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the Company's independent auditors.

        We have reviewed and discussed the Company's audited financial statements with management and with KPMG LLP, the Company's independent auditors for 2004. We have discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. We have received from KPMG LLP the written statements required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with the independent auditors their firm's independence.

        Based on the review and discussions referred to above, we have recommended to the board of directors that the audited consolidated financial statements for the year ended December 31, 2004 be included in the Company's Annual Report on Form 10-K for such year for filing with the Commission. In addition, we have engaged KPMG LLP to serve as the Company's independent accountants for the year ended December 31, 2005.

The Audit Committee Douglas E. Coltharp (Chairman) Robert L. Rosen Eric B. Siegel

        The affirmative vote of a majority of the votes cast at the Annual Meeting is required for ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005. The persons named in the accompanying proxy intend to vote proxies received by them in favor of this proposal unless a choice "Against" or "Abstain" is specified.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2006 ANNUAL MEETING

        Stockholders may present proper nominations of candidates for director or other proposals for inclusion in our proxy statement and proxy card for consideration at the next annual meeting of stockholders by submitting such nominations or proposals in writing to the Secretary of the Company in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable state law and our Charter Documents. We expect that the 2006 Annual Meeting of Stockholders will be held in May 2006, but the exact date, time and location of such meeting have yet to be determined.

Deadlines for Submitting Stockholder Proposals for Inclusion in the Company's Proxy Statement and Proxy Card

        To be considered timely under Rule 14a-8(e) of the Exchange Act for inclusion in the Company's proxy statement and proxy card for a regularly scheduled annual meeting, a stockholder's nomination of a candidate for director or other proposal must be received at the Company's principal executive offices not less than 120 calendar days before the anniversary of the date the Company's proxy statement was released to stockholders for the previous year's annual meeting. Accordingly, a stockholder's nomination of a candidate for director or other proposal must be received no later than December 28, 2005 in order to be included in the Company's proxy statement and proxy card for the 2006 Annual Meeting.

Deadlines for Submitting Notice of Stockholder Proposals for Consideration at the Company's Annual Meeting

        The deadline for submitting notice of a stockholder's nomination of a candidate for director or other proposal for consideration at the 2006 Annual Meeting, under the Company's Bylaws is not earlier than the 150th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a stockholder's nomination of a candidate for director or other proposal must be received no earlier than November 28, 2005 and no later than 5:00 p.m., Eastern Time, on December 28, 2005 in order to be considered at the 2006 Annual Meeting. In order to be considered timely, such notice shall be delivered to the Secretary at the principal executive office of the Company and shall set forth all information required under Section 11 of Article II of the Company's Bylaws.

OTHER MATTERS

        The Board of Directors is not aware of any other matters to be presented at the Annual Meeting. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxies to vote in accordance with their discretion on such matters.

        You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

                      By Order of the Board of Directors,

                      Bennett Rosenthal
                       Co-Chairman of the Board of Directors

Los Angeles, California
April 26, 2005

EXHIBIT A

CHARTER OF THE AUDIT COMMITTEE
OF
THE BOARD OF DIRECTORS
OF
ARES CAPITAL CORPORATION

I.    Statement of Policy

        The function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of Ares Capital Corporation, a Maryland corporation (the "Corporation") in fulfilling its oversight responsibilities by

  (i)
  overseeing the Corporation's accounting and financial reporting processes and the audits of the Corporation's financial statements, and

  (ii)
  reviewing the financial reports and other financial information provided by the Corporation to the public.

        While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct the audits or to determine that the Corporation's financial statements are complete, accurate and in accordance with generally accepted accounting principles ("GAAP"). This is the responsibility of management and the Corporation's outside auditor.

II.    Composition

        The Committee shall be comprised of at least three or more directors, each of whom, in the determination of the Board, must

  (i)
  satisfy the independence requirements established by the NASDAQ Stock Market ("NASDAQ") or, with the approval of the Board, satisfy one or more of the exceptions permitted by NASDAQ,

  (ii)
  meet the independence requirements of Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Securities and Exchange Commission ("SEC") Rule 10A-3(b)(i) under the Exchange Act,

  (iii)
  not have participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years, and

  (iv)
  be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement.

        In addition, the Committee shall at all times include at least one member who has past employment experience in finance or accounting, or any other comparable experience or background that results in his or her financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities as defined by NASDAQ.

        The members of the Committee shall be appointed and replaced by the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.    Meetings

        The Committee shall meet at such times and with such frequency as the Committee shall determine as appropriate to meet its responsibilities. The Committee shall hold separate meetings periodically with management of the Corporation and management of the Corporation's investment adviser, if any, and with the Corporation's outside auditor to discuss the quarterly review process and any other matters that the Committee or the other participants believe should be discussed. The Committee may ask members of management of the Corporation and management of the Corporation's investment adviser, if any, or others to attend meetings and provide pertinent information as necessary or desirable. The Committee may adopt such procedures as it deems appropriate and necessary to carry out the duties and responsibilities of the Committee. The Committee shall report to the Board from time to time, as requested by the Board, or as the Committee deems appropriate. If a registered public accounting firm is to be appointed at any meeting, such meeting shall be called for the specific purpose of appointing such firm and shall be conducted in person.

IV.    Responsibilities and Duties

        The Committee shall have the following responsibilities and duties:

  (i)
  The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the Corporation's outside auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation. Each such registered public accounting firm shall report directly to the Committee.

  (ii)
  The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of:

  (A)
  compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation;

  (B)
  compensation to any advisers employed by the Committee; and

  (C)
  ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

  (iii)
  The Committee shall have the authority to engage independent counsel and other advisors, as the Committee determines necessary to carry out its duties and responsibilities.

  (iv)
  The Committee shall, to the extent required by any applicable legal or regulatory requirement, pre-approve all auditing services and permitted non-audit services provided to Corporation by its outside auditor. To the extent permitted by applicable laws, regulations and NASDAQ rules, the Committee may delegate pre-approval of audit and non-audit services to one or more members of the Committee. Such member(s) must then report to the full Committee at its next scheduled meeting if such member(s) pre-approved any audit or permitted non-audit services.

  (v)
  At least annually, the Committee shall receive from its outside auditors a formal written statement delineating all relationships between the auditor and the Corporation, consistent with Independence Standards Board Standard No. 1, actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and take, or recommend that the full Board take, appropriate action to oversee the independence of the outside auditor.

  (vi)
  The Committee shall review the Corporation's annual audited financial statements, including any certification, report or opinion rendered by the Corporation's outside auditor, and discuss the same with management of the Corporation and management of the Corporation's investment adviser, if any, and the auditor. The Committee shall recommend to the Board

A-2

    whether the annual financial statements should be included in the Corporation's Annual Report on Form 10-K.

  (vii)
  The Committee shall discuss with the outside auditor the matters described in Statement of Auditing Standards No. 61, including any difficulties the auditor encountered in the course of the audit work, any restrictions on the scope of the auditor's activities or on access to requested information, and any significant disagreements with management.

  (viii)
  The Committee shall review any disclosures made by the Corporation's Principal Executive Officer and Principal Financial Officer (as such terms are defined by the SEC), as part of the process of preparing their certifications to be included in the Corporation's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

  (ix)
  The Committee shall establish procedures for

  (A)
  the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and

  (B)
  the confidential, anonymous submission by employees of the Corporation, or by personnel of any entity that perform services for the Corporation similar to services that employees of the Corporation would generally perform, of concerns regarding questionable accounting or auditing matters.

  (x)
  The Committee shall review and approve all related-party transactions (as defined in Item 404 of Regulation S-K of the SEC) that are brought to the Committee's attention.

  (xi)
  The Committee shall, in accordance with the Corporation's Valuation Policy, resolve valuation issues with respect to liquid securities and review valuations of illiquid securities proposed by the Corporation's investment adviser. Where the Committee determines that it is appropriate, the Committee may appoint an independent valuation firm to review and advise the Committee with respect to valuations.

  (xii)
  The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities.

  (xiii)
  The Committee may consider such other matters in relation to the financial affairs of the Corporation and its accounts, and in relation to the internal and external audits of the Corporation, as the Committee may, in its discretion, determine to be advisable.

  (xiv)
  The Committee shall annually report to the Corporation's stockholders on certain auditing matters, as required by the rules and regulations of the SEC, as they may be amended from time to time. Such report will be included in the Corporation's annual proxy statement.

  (xv)
  The Committee shall review and reassess the adequacy of this Charter annually, and recommend any proposed changes to the Board for its approval.

        The Committee may diverge from the specific activities outlined throughout this Charter as appropriate if circumstances or regulatory requirements change. In addition to these activities, the Committee may perform such other functions as necessary or appropriate under applicable laws, regulations, NASDAQ rules, the Corporation's certificate of incorporation and by-laws, and the resolutions and other directives of the Board.

        This Charter is in all respects subject and subordinate to the Corporation's articles of incorporation and by-laws, the resolutions of the Board and the applicable provisions of the Maryland General Corporation Law.

A-3

EXHIBIT B

CHARTER OF THE NOMINATING COMMITTEE
OF
THE BOARD OF DIRECTORS
OF
ARES CAPITAL CORPORATION

V.    Statement of Policy

        The function of the Nominating Committee (the "Committee") is to assist the Board of Directors (the "Board") of Ares Capital Corporation, a Maryland corporation (the "Corporation"), by

  (i)
  developing and reviewing changes in certain policies regarding the nomination of directors to the Board for its approval;

  (ii)
  identifying individuals qualified to become directors; and

  (iii)
  evaluating and selecting nominees to fill positions on the Board.

VI.    Composition

        The Committee shall be comprised of two or more directors, each of whom, in the determination of the Board, must satisfy the independence requirements established by the NASDAQ Stock Market ("NASDAQ") or, with the approval of the Board, satisfy one or more of the exceptions permitted by NASDAQ.

        The members of the Committee shall be appointed and replaced by the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

VII.    Meetings

        The Committee shall meet at such times and with such frequency as the Committee shall determine as appropriate to meet its responsibilities. The Committee may ask members of management of the Corporation and management of the Corporation's investment adviser, if any, or others to attend meetings and provide pertinent information as necessary. The Committee shall report to the Board from time to time, as requested by the Board, or as the Committee deems appropriate.

VIII.    Responsibilities and Duties

  (i)
  The Committee shall develop, and recommend to the Board for approval, policies regarding

  (A)
  specific, minimum qualifications for potential directors;

  (B)
  the process for identifying and evaluating director nominees; and

  (C)
  consideration of any director candidates recommended by the Corporation's stockholders. The Committee shall from time to time review and recommend any changes in such policies to the Board for its approval.

  (ii)
  The Committee shall identify individuals qualified to become Board members and consider and evaluate candidates to fill positions on the Board (including, but not limited to, persons nominated by stockholders).

  (iii)
  The Committee shall select nominees to fill positions on the Board.

  (iv)
  The Committee shall review and reassess the adequacy of this Charter annually, and recommend any proposed changes to the Board for its approval.

        The Committee may diverge from the specific activities outlined throughout this Charter as appropriate if circumstances or regulatory requirements change. In addition to these activities, the Committee may perform such other functions as necessary or appropriate under applicable laws, regulations, NASDAQ rules, the Corporation's certificate of incorporation and by-laws, and the resolutions and other directives of the Board.

        This Charter is in all respects subject and subordinate to the Corporation's articles of incorporation and by-laws, the resolutions of the Board and the applicable provisions of the Maryland General Corporation Law.

B-2

C/O COMPUTERSHARE INVESTOR SERVICES, LLC
2 N. LaSalle Street
Chicago, IL 60602
Attention: Charlie Zade

PROXY
ARES CAPITAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF ARES CAPITAL CORPORATION FOR ANNUAL MEETING OF STOCKHOLDERS
MAY 24, 2005

The undersigned hereby appoints Michael J. Arougheti, Bennett Rosenthal and Kevin A. Frankel, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting of Stockholders of the Company to be held at The Westin Century Plaza Hotel, 2025 Avenue of the Stars, Los Angeles, California 90067, on May 24, 2005 at 9:30 a.m., Pacific Coast Time, and any adjournments or postponements thereof to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally at the meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given in respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSALS 1 AND 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies, that may properly come before the meeting or any adjournment or postponement thereof. At the present time, the board of directors knows of no other business to be presented at the meeting.

Please mark, sign and return this proxy in the enclosed envelope.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; where no choice is specified, it will be voted FOR proposals 1 and 2 and in the discretion of the proxies with respect to the matters described in Proposal 3.

Your vote is important. Please vote immediately.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

☐	Mark this box with an X if you have made changes to your name or address details above.

PROPOSALS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS NO. 1 AND 2.

1.	To elect Douglas E. Coltharp to serve as a director of the Company for a three year term expiring in 2008, or until his successor is duly elected and qualifies.	FOR	☐	WITHHOLD	☐
2.	To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2005.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

IMPORTANT: Please sign your name(s) exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

Signature:	Date:	Signature:	Date:

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SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMMITTEES OF THE BOARD OF DIRECTORS
COMPENSATION TABLE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
FEES PAID TO KPMG LLP FOR 2004
REPORT OF THE AUDIT COMMITTEE
STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2006 ANNUAL MEETING
OTHER MATTERS
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF ARES CAPITAL CORPORATION
CHARTER OF THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS OF ARES CAPITAL CORPORATION